SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  August 27, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2001 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-10A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-18               74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          200 Vesey Street, 20th floor
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2001-10A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as Trustee. On August 27, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on August 27, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   THE CHASE MANHATTAN BANK, not in its
                   individual capacity but solely as Securities Adaministrator under the Agreement referred to herein


Date:  October 11, 2001         By:   /s/ Karen Schluter
                                 Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 27, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on August 27, 2001



     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 27, 2001
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                          Realized   Deferred       Principal
Class          Value       Balance          Principal      Interest              Total         Losses     Interest        Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1        210,508,000.00  208,455,244.76    2,535,791.99  1,085,704.40      3,621,496.39        0.00       0.00     205,919,452.77
IA2            336,559.00      336,230.02           74.01          0.00             74.01        0.00       0.00         336,156.01
IIA1        73,337,000.00   73,044,181.30      127,058.14    410,873.52        537,931.66        0.00       0.00      72,917,123.16
IIA2           335,372.00      335,135.22          263.88          0.00            263.88        0.00       0.00         334,871.34
B1           7,526,000.00    7,522,367.00        3,653.72     40,104.25         43,757.97        0.00       0.00       7,518,713.28
B2           3,762,000.00    3,760,183.98        1,826.37     20,046.79         21,873.16        0.00       0.00       3,758,357.61
B3           2,257,000.00    2,255,910.49        1,095.73     12,027.01         13,122.74        0.00       0.00       2,254,814.76
B4             902,000.00      901,564.58          437.90      4,806.54          5,244.44        0.00       0.00         901,126.68
B5           1,052,000.00    1,051,492.22          510.72      5,605.86          6,116.58        0.00       0.00       1,050,981.50
B6           1,062,605.00    1,062,092.05          515.87      5,662.37          6,178.24        0.00       0.00       1,061,576.18
R                  100.00            0.00            0.00          0.00              0.00        0.00       0.00               0.00
TOTALS     301,078,636.00  298,724,401.62    2,671,228.33  1,584,830.74      4,256,059.07        0.00       0.00     296,053,173.29

IA3         38,055,358.00   37,231,617.39            0.00    193,914.67        193,914.67        0.00       0.00      36,707,766.62
IIA3         7,594,054.00    7,542,778.76            0.00     42,868.13         42,868.13        0.00       0.00       7,521,043.96
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                        Current
                         Beginning                                                   Ending              Class        Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                           Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RDE4       990.24856424   12.04605996      5.15754461  17.20360457     978.20250428      IA1          6.250000 %
IA2      86358RDF1       999.02251908    0.21990201      0.00000000   0.21990201     998.80261707      IA2          0.000000 %
IIA1     86358RDH7       996.00721737    1.73252437      5.60254060   7.33506497     994.27469299      IIA1         6.750000 %
IIA2     86358RDJ3       999.29397803    0.78682776      0.00000000   0.78682776     998.50715027      IIA2         0.000000 %
B1       86358RDL8       999.51727345    0.48547967      5.32876030   5.81423997     999.03179378      B1           6.397600 %
B2       86358RDM6       999.51727273    0.48547847      5.32875864   5.81423711     999.03179426      B2           6.397600 %
B3       86358RDN4       999.51727514    0.48548073      5.32875942   5.81424014     999.03179442      B3           6.397600 %
B4       N/A             999.51727273    0.48547672      5.32875831   5.81423503     999.03179601      B4           6.397600 %
B5       N/A             999.51731939    0.48547529      5.32876426   5.81423954     999.03184411      B5           6.397600 %
B6       N/A             999.51727123    0.48547673      5.32876280   5.81423953     999.03179451      B6           6.397600 %
R        86358RDP9         0.00000000    0.00000000      0.00000000   0.00000000       0.00000000      R            6.250000 %
TOTALS                   992.18066612    8.87219487      5.26384323  14.13603810     983.30847125

IA3      86358RDG9       978.35414897    0.00000000      5.09559442   5.09559442     964.58865582      IA3          6.250000 %
IIA3     86358RDK0       993.24797532    0.00000000      5.64495986   5.64495986     990.38589402      IIA3         6.820000 %
----------------------------------------------------------------------------------------------------   ----------------------------

                                       -6-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 27, 2001

Total Scheduled Principal Amounts                         145,081.37
Group 1 Scheduled Principal Amounts                       103,926.07
Group 2 Scheduled Principal Amounts                        41,155.30

Total Unscheduled Principal Amounts                     2,526,146.97
Group 1 Unscheduled Principal Amounts                   2,437,711.74
Group 2 Unscheduled Principal Amounts                      88,435.23

Total Net Liquidation Proceeds                                  0.00
Group 1 Net Liquidation Proceeds                                0.00
Group 2 Net Liquidation Proceeds                                0.00

Total Insurance Proceeds                                        0.00
Group 1 Insurance Proceeds                                      0.00
Group 2 Insurance Proceeds                                      0.00
Aggregate  Advances                                             0.00
Group 1  Aggregate  Advances                                    0.00
Group 2 Aggregate  Advances                                     0.00

Ending Principal Balance                              296,053,174.10
Group 1 Ending Principal Balance                      218,516,975.01
Group 2 Ending Principal Balance                       77,536,199.09

Ending Non-Ap Pool Principal Balance                  295,382,146.46
Group 1 Ending Non-Ap Pool Principal Balance          218,180,818.82
Group 2 Ending Non-Ap Pool Principal Balance           77,201,327.64

Current Period Realized Losses                                  0.00
Group 1 Current Period Realized Losses                          0.00
Group 2 Current Period Realized Losses                          0.00

Fraud Loss Limit                                        6,051,032.00
Bankruptcy Loss Loss Limit                                150,034.00
Special Hazard Loss Loss Limit                          6,769,191.00

Bankruptcy Losses                                               0.00
Group 1 Bankruptcy Losses                                       0.00
Group 2 Bankruptcy Losses                                       0.00

Fraud Losses                                                    0.00
Group 1 Fraud Losses                                            0.00
Group 2 Fraud Losses                                            0.00

Special Hazard Losses                                           0.00
Group 1 Special Hazard Losses                                   0.00
Group 2 Special Hazard Losses                                   0.00

Servicing Fees                                                 69,080.92
Master Servicing Fee (including Retained Interest)              3,263.52
Trustee Fees                                                    1,493.62
Class 2A1 Insurance Premium                                     4,260.91


                                      -7-

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 27, 2001

Sec. 4.03(ix)

        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 Group 1
                -------------
                Category                Number          Principal Balance               Percentage
                1 Month                       5            1,388,753.60                  0.64 %
                2 Month                       1            1,165,059.13                  0.53 %
                3 Month                       0                    0.00                  0.00 %
                Total                         6            2,553,812.73                  1.17 %



                 Group 2
                -------------
                Category                Number          Principal Balance               Percentage
                1 Month                       1              349,999.40                  0.45 %
                2 Month                       0                    0.00                  0.00 %
                3 Month                       0                    0.00                  0.00 %
                 Total                        1              349,999.40                  0.45 %


                 Group Totals
                -------------
                Category                Number          Principal Balance               Percentage
                1 Month                       6            1,738,753.00                  0.59 %
                2 Month                       1            1,165,059.13                  0.39 %
                3 Month                       0                    0.00                  0.00 %
                 Total                        7            2,903,812.13                  0.98 %



        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                 Group 1
                 -----------
                 Number                 Principal Balance               Percentage
                     0                      0.00                 0.00 %

                 Group 2
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                Group Totals
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

        Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

                 Group 1
                 -----------
                 Number                 Principal Balance               Percentage
                     0                      0.00                 0.00 %

                 Group 2
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                Group Totals
                 -----------
                 Number                 Principal Balance               Percentage
                   0                      0.00                 0.00 %

                                      -8-


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2001-10A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     August 27, 2001

Aggregate Outstanding Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00

Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00

Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class ia1 shortfall                             0.00
Class ia2 shortfall                             0.00
Class ia3 shortfall                             0.00
Class iia1 shortfall                            0.00
Class iia2 shortfall                            0.00
Class iia3 shortfall                            0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00



If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
                   THE CHASE MANHATTAN BANK - Structured Finance Services
                           450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------


